                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       American Financial Holdings, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       American Financial Holdings, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

                              N/A
     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

                              N/A
     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                              N/A
     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

                              N/A
     -------------------------------------------------------------------------

     (5) Total fee paid:

                              N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

                         N/A
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

                         N/A
     -------------------------------------------------------------------------


     (3) Filing Party:   N/A

     -------------------------------------------------------------------------


     (4) Date Filed:
                         N/A
     -------------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

               [Letterhead of American Financial Holdings, Inc.]

                                                   April 24, 2000



Dear Stockholder:

     You are cordially invited to attend the annual meeting of stockholders of American Financial Holdings, Inc. The meeting will be held at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut, on Monday, June 5, 2000, at 10:00 a.m., local time.

     The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card promptly. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                     Sincerely,



                                     /s/ Robert T. Kenney
                                     Robert T. Kenney
                                     Chairman of the Board,
                                     President and Chief Executive Officer

                       AMERICAN FINANCIAL HOLDINGS, INC.
                             102 West Main Street
                        New Britain, Connecticut 06051
                                (860) 832-4000
-----------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held On June 5, 2000
-----------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of American Financial Holdings, Inc. (the "Company") will be held at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut, on Monday, June 5, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors to serve for a term of three years;

     2. To adopt the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan;

     3. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

     4. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only stockholders of record at the close of business on April 14, 2000 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ Richard J. Moore
                                            Richard J. Moore
                                            Corporate Secretary

New Britain, Connecticut
April 24, 2000

     IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

-----------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       OF
                        AMERICAN FINANCIAL HOLDINGS, INC.
-----------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  June 5, 2000

-----------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Financial Holdings, Inc. (the "Company") to be used at the annual meeting of stockholders of the Company. The Company is the holding company for American Savings Bank ("American Savings" or the "Bank"). The annual meeting will be held at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut, on Monday, June 5, 2000, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about April 24, 2000.

-----------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
-----------------------------------------------------------------------------


Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on April 14, 2000. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

     As of the close of business on April 14, 2000, a total of 28,871,100 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 10% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of the 10% limit. In addition, the Company's Certificate of Incorporation provides that no record owner of the Company's common stock which is beneficially owned, either directly or indirectly, by a person who beneficially owns in excess of 5% of the Company's outstanding shares, is entitled to any vote in respect of the shares held in excess of the 5% limit, unless the beneficial owner owns, holds or controls such shares in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company.

Attending the Meeting

     If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting on the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan (the "Incentive Plan") and the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The adoption of the Incentive Plan requires the affirmative vote of a majority of the votes eligible to be cast. Broker non-votes and abstentions will have the effect of a vote against this proposal. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

Voting by Proxy

     The Company's Board of Directors is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" the Incentive Plan and "FOR" ratification of KPMG LLP as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and which accompanies this proxy statement.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $6,500, plus out-of-pocket expenses for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

Participants in American Savings' ESOP and 401(k) Plan

     If you are a participant in the American Savings Bank Employee Stock Ownership Plan (the "ESOP") or if you hold shares of Company common stock through the Bank's 401(k) Plan, you will be receiving voting instructions under separate cover. Through such voting instructions, you will be able to direct the trustees for the plans as to the manner in which shares of Company common stock allocated to your plan accounts are to be voted.

-----------------------------------------------------------------------------
                                 STOCK OWNERSHIP
-----------------------------------------------------------------------------

     The following table provides information as of April 14, 2000, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

-------------------------------------------------------------------------------------------------
Name and Address                                             Number of        Percent of
                                                               Shares           Common
                                                               Owned       Stock Outstanding
American Savings Bank Employee Stock Ownership Plan           2,309,688(1)      8.0%
   and Trust
102 West Main Street
New Britain, Connecticut 06051

American Savings Charitable Foundation (the "Foundation")     2,138,600(2)      7.4%
102 West Main Street
New Britain, Connecticut 06051

Wellington Management Company, LLP                            2,077,300(3)      7.2%
75 State Street
Boston, Massachusetts  02109

(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of April 14, 2000, 57,678 shares have been allocated to participants' accounts and 2,252,010 shares remain unallocated under the ESOP.

(2) The Foundation was established and funded in connection with the Bank's conversion to stock form on November 30, 1999. As mandated by the Federal Deposit Insurance Corporation, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

(3) Based on information filed in a Schedule 13G with the U.S. Securities and Exchange Commission on February 11, 2000, Wellington Management Company, LLP may be deemed to be the beneficial owner of 2,077,300 shares.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of April 14, 2000. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                            Number of      Percent of
  Name                                                        Shares       Common Stock
                                                              Owned      Outstanding(1)
                                                           -----------    ------------
Charles J. Boulier III                                        25,631(2)       *
Adolf G. Carlson                                               5,373(3)       *
Marie S. Gustin                                               10,266(4)       *
Fred M. Hollfelder                                            10,073(3)       *
Mark E. Karp                                                  40,019(5)       *
Robert T. Kenney                                              42,552(6)       *
Steven T. Martin                                              39,500(7)       *
Harry N. Mazadoorian                                          15,538(8)       *
Richard J. Moore                                              11,155(9)       *
Sheri C. Pasqualoni                                          11,422(10)       *
Peter N. Perugini                                            16,309(11)       *
Jeffrey T. Witherwax                                             50,000       *

All Executive Officers and Directors of the Company and         370,345     1.3%
   American Savings as a Group (19 persons)
--------------------------------------------------------------------------------

* Less than 1% of shares outstanding

(1) Based on 28,871,100 shares of Company common stock outstanding and entitled to vote as of April 14, 2000.

(2) Includes 7,679 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan and 283 shares held in trust as part of the American Savings Bank Supplemental Executive Retirement Plan over which the beneficial owner has shared voting power.

(3) Includes 5,373 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

(4) Includes 3,766 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

(5) Includes 14,019 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

(6) Includes 23,951 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan and 2,215 shares held in trust as part of the American Savings Bank Supplemental Executive Retirement Plan over which the beneficial owner has shared voting power.

(7)    Includes 5,000 shares held by Mr. Martin's spouse.

(8) Includes 8,021 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power, 4,287 shares held in a separate trust in which Solomon, Smith, Barney serves as trustee and 2,730 shares held by Mr. Mazadoorian's spouse's individual retirement account.

(9) Includes 3,780 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

(10) Includes 3,568 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

(11) Includes 13,032 shares held in trust as part of the American Savings Bank Stock-Based Deferred Compensation Plan over which the beneficial owner has shared voting power.

------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
------------------------------------------------------------------------------

         The three nominees proposed by the Board of Directors for election as director were unanimously chosen by the Nominating Committee of the Board of Directors. None of the nominees are being proposed according to an agreement or understanding between any of them and the Company.

         After obtaining stockholder approval, the Company will consider granting stock awards and options to directors, officers and employees of the Company and the Bank under the Incentive Plan being presented for approval in Proposal 2.

------------------------------------------------------------------------------
                       PROPOSAL 1-- ELECTION OF DIRECTORS
------------------------------------------------------------------------------


         The Company's Board of Directors consists of eight members. Seven directors are independent and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are Fred M. Hollfelder, Harry N. Mazadoorian and Jeffrey T. Witherwax, each of whom is a director of the Company and the Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

         The following table sets forth certain information regarding the nominees for election at the meeting, as well as information regarding those directors continuing in office after the meeting.

                                                                                Year First
                                                                                  Elected                  Term to
                                                           Age(1)               Director(2)                Expire
                                                        ------------------------------------------------------------
DIRECTOR NOMINEES
Fred M. Hollfelder                                           65                    1981                     2003
Harry N. Mazadoorian                                         61                    1993                     2003
Jeffrey T. Witherwax                                         54                    1996                     2003
DIRECTORS CONTINUING IN OFFICE

Adolf G. Carlson                                             69                    1972                     2002
Marie S. Gustin.                                             65                    1996                     2002
Mark E. Karp....                                             53                    1995                     2002
Robert T. Kenney                                             57                    1991                     2001
Steven T. Martin                                             59                    1979                     2001

-------------------------------
(1)    As of April 14, 2000.
(2) Includes prior service on the Board of Directors of the Bank. Each member of the Board of Directors also serves as a director of the Bank.

         The present principal occupation and other business experience during the last five years of each nominee for election and each director continuing in office is set forth below:

Director Nominees

         Fred M. Hollfelder retired in 1990 as President of Corbin and Russwin Architectural Hardware located in Berlin, Connecticut.

         Harry N. Mazadoorian has been a distinguished professor of dispute resolution law from practice at Quinnipiac University in Hamden, Connecticut since January 2000. Mr. Mazadoorian also serves as an arbitrator and a mediator. Prior to holding these positions, Mr. Mazadoorian served as assistant general counsel for CIGNA Corporation, a leading provider of employee benefits, health care insurance and financial services, located in Bloomfield, Connecticut.

     Jeffrey T. Witherwax is President of The Naugatuck Glass Company in Naugatuck, Connecticut.

Directors Continuing in Office

         Adolf G. Carlson was President of Adolf Carlson Insurance agency before its merger with Sinclair Insurance Group in December 1992. Following the merger, Mr. Carlson served as a consultant until his retirement in December 1998.

     Marie S. Gustin, Ph.D. was the superintendent of schools in New Britain, Connecticut before her retirement in 1993.

     Mark E. Karp was President and Chief Executive Officer of Moore Medical Corp., a pharmaceutical company, located in New Britain, Connecticut, before his retirement in 1998.

     Robert T. Kenney joined American Savings in August 1991 as President, Treasurer and Chief Operating Officer. In August 1992, he was appointed Chief Executive Officer while maintaining his positions of President and Treasurer. Mr. Kenney was named Chairman of the Board of Directors in July 1995. Mr. Kenney also serves as a director of Mutual Investment Fund of Connecticut, Inc. located in Hartford, Connecticut, a director and Chairman of Savings Bank Life Insurance Company in Connecticut and a director of the Federal Home Loan Bank of Boston.

     Steven T. Martin has served as Executive Vice President of Ingersoll Rand Co., an international diversified industrial company located in Woodcliff Lake, New Jersey, since 1998. Between 1995 and 1998, Mr. Martin was President of the Production Equipment Group of Ingersoll Rand. Before his involvement with Ingersoll Rand, Mr. Martin was Vice President of Torrington Company and a General Manager of Fafnir Bearing, both industrial companies, located in New Britain, Connecticut.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least quarterly and may have additional meetings as needed. The Board of Directors of the Bank generally meets monthly and may have additional meetings as needed. During 1999, the Board of Directors of the Company held six meetings. The Board of Directors of the Bank held 18 meetings during 1999. All of the current directors of the Company and the Bank attended at least 75% of the total number of the Company's and the Bank's board meetings held and committee meetings on which such directors served during 1999. The Board of Directors of the Company maintains the following committees:

     Audit Committee. The Audit Committee of the Company consists of Messrs. Carlson, Martin and Witherwax. The primary role of the Audit Committee is to assist the Board of Directors in its oversight of the integrity of the Company's processes and systems of internal control concerning accounting and financial reporting and to review compliance with applicable laws and regulations. The Committee is also responsible for engaging the Company's independent auditors and its internal auditor and monitoring their conduct and independence. Due to the timing of the Conversion, the Audit Committee did not meet in 1999.

     Compensation Committee. The Compensation Committee during 1999 consisted of Messrs. Hollfelder and Karp and Ms. Gustin. This Committee is responsible for making recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The Compensation Committee met once in 1999.

     Nominating Committee. The Company's Nominating Committee for the 2000 Annual Meeting consisted of Messrs. Kenney and Martin and Ms. Gustin. The Nominating Committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Stockholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee met on November 22, 1999.

Directors' Compensation

     Fees. Directors of American Savings each currently receive an annual retainer of $12,000 and $700 for each board meeting attended. Additionally, each director receives an annual retainer of $2,000 for their membership on a committee, except that each committee chairman receives an annual retainer of $3,500, and each director receives $500 for each committee meeting attended. The Company does not pay separate fees for service on its Board of Directors.

     Directors' Retirement Plan. American Savings maintains a retirement program for incumbent non-employee directors to provide a retirement income supplement for directors with long service. Current directors will receive an annual benefit of approximately $12,000 at the normal retirement age of 75. Upon a retired director's death, the director's surviving spouse will receive a benefit equal to 50% of the retirement benefit.

     Incentive Plan. The Company is presenting the Incentive Plan to stockholders for approval, under which all directors of the Company and the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

--------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the Chief Executive Officer and the four other highest paid executive officers of American Savings who received salary and bonus of $100,000 or more during the year ended December 31, 1999.


Name and Position                                      Annual Compensation        Other Annual        All Other
                                                   Year(1)  Salary   Bonus(2)   Compensation(3)    Compensation(4)

Robert T. Kenney..                                  1999   $379,231   $187,500               $--            $45,018
   Chairman of the Board, President and             1998    365,000    182,500                --             20,000
   Chief Executive Officer

Charles J. Boulier III                              1999   $163,031    $64,480               $--            $20,745
   Executive Vice President and                     1998    155,000     62,000                --             12,221
   Chief Financial Officer

Peter N. Perugini.                                  1999   $122,308    $36,450               $--            $15,796
   Senior Vice President and                        1998    117,000     35,100                --              9,225
   Chief Lending Officer

Sheri C. Pasqualoni                                 1999   $109,308    $32,400               $--            $15,478
   Senior Vice President-Marketing,                 1998    100,000     30,000                --              7,885
   Trust & Investment Management

Richard J. Moore(5)                                 1999   $109,308    $32,400               $--            $11,155
   Senior Vice President-Human                      1998     64,000     11,700                --                 --
      Resources and Corporate Secretary

---------------------------------------
(1) Compensation information for the year ended December 31, 1997 has been omitted as American Savings was neither a public company nor a subsidiary of a public company at that time.

(2)   Represents a bonus paid in 2000 earned in 1999.

(3) Does not include the aggregate amount of perquisites and other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported.

(4) Represents matching and discretionary contributions made under American Savings' Savings and Profit Sharing Plan of $4,800, $4,800, $3,939, $5,000 and $1,784, and ESOP allocations with a market value of $12,390, $12,390, $11,857, $10,478 and $9,371 for Messrs. Kenney, Boulier, Perugini, Ms. Pasqualoni and Mr. Moore, respectively. Also includes share allocations under American Savings' supplemental executive retirement plan with a market value of $27,828 and $3,555 for Messrs. Kenney and Boulier, respectively.

(5)   Mr. Moore joined the Company in May 1998.


         Employment Agreements. The Company and the Bank entered into employment agreements with Messrs. Kenney, Boulier, Moore, Perugini and Ms. Pasqualoni (individually, the "Executive"). The employment agreements are intended to ensure that the Company and the Bank will be able to maintain a stable and competent management base. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of the above referenced officers.

         The employment agreements provide for three-year terms. The term of the Company employment agreements may be extended on a daily basis unless written notice of non-renewal is given by the Board of

Directors and the term of the American Savings employment agreements are renewable on an annual basis. The employment agreements provide that the Executive's base salary will be reviewed annually. The base salaries which are currently effective for such employment agreements for Messrs. Kenney, Boulier, Moore, Perugini and Ms. Pasqualoni, are $430,000, $185,000, $125,000, $132,000
and $125,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the Executive for the remaining term of the employment agreement and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Company and the Bank during the remaining term of the employment agreement. The Company and the Bank would also continue and/or pay for the Executive's life, health, dental and disability coverage for the remaining term of the employment agreement. Upon termination of the Executive for reasons other than a change in control, the Executive must comply with a one year non-competition agreement.

         Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Company or the Bank, the Executive or, if the Executive dies, his/her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments due for the remaining terms of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. The Company and the Bank would also continue the Executive's life, health, and disability coverage for thirty-six months. Even though both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements. The Executive would also be entitled to receive an additional tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments which equal or exceed three times the Executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the Executive's average compensation over the preceding five-year period.

         Payments to the Executive under the American Savings employment agreement will be guaranteed by the Company if payments or benefits are not paid by American Savings. Payment under the Company employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Company or the Bank, respectively, if the Executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Company and the Bank shall indemnify the Executive to the fullest extent legally allowable.

         Pension Plan. American Savings maintains a non-contributory pension plan for its employees. Generally, employees of American Savings begin participation in the pension plan once they reach age 21 and complete 1,000 hours of service in a consecutive 12-month period. A participant in the pension plan becomes vested in his accrued benefit under the pension plan upon completing five years of service. Participants also become 100% vested in their accrued benefit upon attainment of their "normal retirement age" (as described in the pension plan) and upon incurring a disability.

         A participant's accrued benefit under the pension plan is determined by multiplying 2% of the participant's final average pay (as described in the pension plan) by the number of years of service the participant has with American Savings and then subtracting from this total 2% of the participant's annual social security benefit multiplied by the number of years of service the participant has with American

Savings. At December 31, 1999, Messrs. Kenney, Boulier, Moore, Perugini and Ms. Pasqualoni had 8, 6, 1, 13 and 4 years of service with the Bank for purposes of the Pension Plan. Participants receive their entire social security benefit in addition to the pension plan benefit. However, pension benefits are reduced in the event a participant retires before his or her "normal retirement age." Participants in the pension plan may elect to receive their benefits in the form of a 50% or 100% joint and survivor annuity or a life only payment option.

         The following table indicates the annual retirement benefits that would be payable under the pension plan and the related supplemental executive retirement plan (see below) upon retirement at age 65 to a participant electing to receive his pension benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Under the Internal Revenue Code, maximum annual benefits under the pension plan are limited to $135,000 per year and annual compensation for calculation purposes is limited to $170,000 per year for the 2000 calendar year.


 Average Annual                                                Years of Service
  Compensation        --------------------------------------------------------------------------------------------
                              5              10             15              20              25              30+
 ---------------      ---------------  -------------   ------------  --------------   --------------  ------------
         $75,000             $5,780        $11,561         $17,341         $23,122         $28,902          $34,682
         100,000              8,280         16,561          24,841          33,122          41,402           49,682
         125,000             10,780         21,561          32,341          43,122          53,902           64,682
         150,000             13,280         26,561          39,841          53,122          66,402           79,682
         175,000             15,780         31,561          47,341          63,122          78,902           94,682
         200,000             18,280         36,561          54,841          73,122          91,402          109,682
         250,000             23,280         46,561          69,841          93,122         116,402          139,682
         300,000             28,280         56,561          84,841         113,122         141,402          169,682
         350,000             33,280         66,561          99,841         133,122         166,402          199,682
         400,000             38,280         76,561         114,841         153,122         191,402          229,682
         450,000             43,280         86,561         129,841         173,122         216,402          259,682


         Supplemental Executive Retirement Plans. American Savings maintains a non-tax-qualified, supplemental retirement plan to provide key executives with pension benefits that cannot be provided directly through American Savings' tax-qualified employee pension plan as result of Internal Revenue Code limitations on the benefits available through a tax-qualified plan. Benefits under the supplemental plan are based on the same formula as the employee pension plan, but are determined without regard to the limitations on the amount of salary that may be taken into account for benefits purposes under the pension plan or the level of contributions permitted under the pension plan. The benefits available under the supplemental plan are reduced by the benefits actually payable under the pension plan. Supplemental plan benefits are payable at the same times and in the same forms as benefits payable under the pension plan. Currently, two officers and one retired officer of American Savings participate in the supplemental plan.

         In addition to the foregoing plans, Mr. Kenney has entered into a separate supplemental retirement agreement that would provide him with an annual benefit during his lifetime equal to a maximum benefit of 60% of his final average compensation less benefits available to him under American Savings' tax-qualified pension plan, the supplemental plan described above, and a similar plan sponsored by his prior employer. Under the agreement, Mr. Kenney would be eligible for benefits upon his retirement at or after attaining age 60. In addition, the agreement would provide his surviving spouse with a survivor benefit equal to 50% of the payment received by Mr. Kenney during his lifetime. American Savings has accrued substantially all of the anticipated costs associated with its obligation to Mr. Kenney under the agreement.

         American Savings has also implemented a program which provides for supplemental benefits to designated individuals who retire, who terminate employment in connection with a change in control, or whose participation in the employee stock ownership plan ends due to termination of the employee stock ownership plan (regardless of whether the individual terminates employment) prior to the complete scheduled repayment of the employee stock ownership plan loan. Generally, the supplemental executive retirement plan will provide the individual with a benefit equal to what the individual would have received under the employee stock ownership plan had he remained employed throughout the term of the employee stock ownership plan loan or had the employee stock ownership plan not been terminated prior to the scheduled repayment of the employee stock ownership plan loan less the benefits actually provided under the employee stock ownership plan on behalf of such individual. At December 31, 1999, Messrs. Kenney, Boulier, Moore, Perugini and Ms. Pasqualoni participated in the program.

Executive Compensation

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for these executive officers include the use of a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee has prepared the following report for inclusion in this proxy statement. Since the Company has no employees other than Bank employees who perform services to the Company without additional compensation, the Bank's Human Resources Committee evaluates the performance of each named executive officer and other senior officers of the Company and the Bank and determines the compensation of all executives. While the President and Chief Executive Officer is a member of the Human Resources Committee, he recuses himself from any discussion or voting regarding his level of compensation.

         Compensation Policies. The Company's executive compensation policies are intended to attract and retain qualified executives, to recognize and reward individual contributions and achievement and to offer a compensation package that is competitive in the financial industry and motivational to each individual executive. In furtherance of these objectives, the Company and the Bank maintain a compensation program for executive officers which consists of a base salary and a bonus. The salary levels are intended to be consistent and competitive with the practices of other comparable financial institutions and each executive's level of responsibility. In making its determinations, the Human Resources Committee utilizes surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies with particular focus on the level of compensation paid by institutions of comparable size and characteristics primarily in the New England region of the United States. Additionally, the Human Resources Committee considered the recommendation of an independent compensation consultant when arriving at salary levels. Although no specific formula is used for decision making, salary increases are aimed at reflecting the overall performance of the Company and the performance of the individual executive officer.

         A bonus is also awarded based upon certain objective performance factors, including profitability measurements and other financial measurements. The bonus is also allocated based upon job position and individual performance.

         Long Term Incentive Compensation. The Company is placing the Incentive Plan for stockholder approval, under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Board believes that stock ownership is a significant incentive in building stockholder value and in aligning the interests of employees with stockholders, since the value of this component of compensation increases as the common stock of the Company appreciates in value.

         Compensation of the Chief Executive Officer. During the fiscal year ended December 31, 1999, Mr. Kenney's base salary totaled $379,231. In addition, he received a performance bonus of $187,500. Accordingly, Mr. Kenney received cash compensation of $566,731, which represented a 3.5% increase from the previous fiscal year. The Board of Directors believes that Mr. Kenney's compensation is appropriate based upon the Bank's compensation policy, Mr. Kenney's performance in managing the Company, the Company's performance during the fiscal year and a comparison of peer institutions with specific consideration given to the level of the Bank's operations in comparison to peer institutions.

                            Compensation Committee

                                Marie S. Gustin
                              Fred M. Hollfelder
                                 Mark E. Karp

         Compensation Committee Interlocks and Insider Participation. No executive officer of the Company or the Bank serves as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank served as a member of the compensation committee of another entity, one of whose executive officers serves as a director of the Company or the Bank. None of the members of the Company's Compensation Committee is an officer or employee of the Company.

                            STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the Nasdaq Index and with the SNL $1 Billion to $5 Billion Asset Thrift Index. The graph assumes that $100 was invested at the close of business on November 30, 1999, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                           [LINE GRAPH APPEARS HERE]

                                                                               Period Ended


                                                       11/30/99     12/31/99     1/31/00      2/29/00     3/31/00
                                                       ----------  -----------  ----------   ----------  ----------
American Financial Holdings, Inc.....................    $100.00       $99.75      $98.76       $89.82       $95.78
The Nasdaq Index.....................................     100.00       121.98      118.11       140.78       137.07
SNL $1 Billion to $5 Billion Asset Thrift Index......     100.00        93.72       85.99        83.87        85.83

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------


         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------


         Federal regulations generally require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

         The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. At December 31, 1999, the Bank had no outstanding loans to executive officers or directors.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------
       PROPOSAL 2-- RATIFICATION OF THE AMERICAN FINANCIAL HOLDINGS, INC.
                         2000 STOCK-BASED INCENTIVE PLAN
--------------------------------------------------------------------------------


         The Board of Directors of the Company is presenting for stockholder approval the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan, in the form attached to this proxy statement as Appendix A. The purpose of the plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors of the Company and the Bank, with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholder's concerns, and reward employees for outstanding performance. The following is a summary of the material terms of the plan which is qualified in its entirety by the complete text of the plan, which is attached hereto as Appendix A.

General

         The plan authorizes the granting of options to purchase common stock of the Company and awards of restricted shares of common stock. Subject to certain adjustments to prevent dilution of awards to participants, the number of shares of common stock reserved for awards under the plan is 4,041,954 shares, consisting of 2,887,110 shares reserved for options and 1,154,844 shares reserved for restricted stock awards. All employees and non-employee directors of the Company and its affiliates are eligible to receive awards under the plan. The plan will be administered by a committee (the "Committee") consisting of members of the Board of Directors who are not employees of the Company or its affiliates. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy awards under the plan. If authorized but unissued shares are used to satisfy restricted stock awards and the exercise of options granted under the plan, it will result in an increase in the number of shares outstanding and will have a dilutive effect on the holdings of existing stockholders. The Company may establish a trust under which the trustee will purchase, with contributions from the Company or the Bank, previously issued shares to fund the Company's obligation for restricted stock awards. As of the date of this proxy statement, no awards have been granted under the plan.

Types of Awards

         General. The plan authorizes the grant of awards in the form of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code (options which provide certain tax benefits to the recipients upon compliance with applicable requirements, but which do not result in tax deductions to the Company); (2) options that do not so qualify (options which do not provide the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "non-statutory stock options"; and (3) grants of restricted shares of common stock. Each type of award may be subject to certain vesting or service requirements or other conditions imposed by the Committee.

         Options. Subject to the terms of the plan, the Committee has the authority to determine the amount of options granted to any individual and the date or dates on which each option will become exercisable and any other conditions applicable to an option. The exercise price of all options will be determined by the Committee but will be at least 100% of the fair market value of the underlying common stock at the time of grant. The exercise price of any option may be paid in cash, common stock, or any other form permitted by the Committee at its discretion. The term of options will be determined by the Committee, but in no event will an option be exercisable more than ten years from the date of grant (or five years from date of grant for a 10% owner with respect to incentive stock options).

         All options granted under the plan to officers and employees may, at the discretion of the Committee, qualify as incentive stock options to the extent permitted under Section 422 of the Internal Revenue Code. Under certain circumstances, incentive stock options may be converted into non-statutory stock options. In order to qualify as incentive stock options under Section 422 of the Internal Revenue Code, the option must generally be granted only to an employee, must not be transferable (other than by will or the laws of descent and distribution), the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant, the term of the option may not exceed ten years from the date of grant, and no more than $100,000 of options may become exercisable for the first time in any calendar year. Notwithstanding the foregoing requirements, incentive stock options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock of the Company may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of grant. Each non-employee director of the Company or its affiliates, as well as employees, will be eligible to receive non-statutory stock options.

         Unless the Committee determines otherwise, upon termination of an option holder's services for any reason other than death, disability, retirement, change in control or termination for cause, all then exercisable options will remain exercisable for three months following termination, or if sooner, the expiration of the term of the option. If an option holder dies or becomes disabled all unexercisable options will become exercisable and remain exercisable for one year, or if sooner, the expiration of the term of the option. Upon the occurrence of a change in control, all unexercisable options held by the option holder will become fully exercisable and remain exercisable for one year following the date of termination. In the event of termination for cause, all exercisable and unexercisable options held by the option holder will be canceled. If an option holder retires, all unexercisable options will be canceled. However, the Committee may permit all unvested stock options to continue to vest provided the option holder remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus.

         Under generally accepted accounting principles, compensation expense is generally not recognized with respect to the award of stock options.

         Restricted Stock Awards. Subject to the terms of the plan and applicable regulation, the Committee has the authority to determine the amounts of restricted stock awards granted to any individual and the dates on which restricted stock awards granted will vest or any other conditions which must be satisfied before vesting.

         Stock award recipients may also receive amounts equal to accumulated cash and stock dividends or other distributions (if any) with respect to shares awarded in the form of restricted stock. In addition, before vesting, recipients of restricted stock awards may also direct the voting of shares of common stock granted to them.

         Unless the Committee determines otherwise, upon termination of the services of a holder of a stock award for any reason other than death, disability or retirement, all the holder's rights in unvested restricted stock awards will be canceled. If the holder of the stock award dies or becomes disabled, all unvested restricted stock awards held by such individual will become fully vested. If the holder of a stock award retires, all unvested restricted stock awards held by such individual will be canceled. However, the Committee may permit all unvested stock awards to continue to vest provided the holder of a stock award remains employed by the Company or the Bank as a consultant or advisor or continues to serve the Company or the Bank as a director, advisory director or director emeritus.

Federal Income Tax Treatment

         Options. An option holder will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the common stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an option holder will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the common stock exceeds the exercise price of the option. If shares received through the exercise of an incentive stock option are disposed of before the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the option holder will recognize the ordinary income for the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Company for federal income tax purposes.

         Restricted Stock Awards. A participant who has been awarded restricted stock under the plan and does not make an election under Section 83(b) of the Internal Revenue Code will not recognize taxable income at the time of the award. At the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse, the recipient will recognize ordinary income and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividend paid to the recipient on the restricted stock at or prior to such time will be ordinary compensation income to the recipient and deductible as such by the Company.

         A recipient of a restricted stock award who makes an election under
Section 83(b) of the Code will recognize ordinary income at the time of the award and the Company will be entitled to a corresponding deduction equal to the fair market value of the stock at such time. Any dividends subsequently paid to the recipient on the restricted stock will be dividend income to the recipient and not deductible by the Company. If the recipient makes a Section 83(b) election, there are no federal income tax consequences either to the recipient or the Company at the time any transfer or forfeiture restrictions applicable to the restricted stock award lapse.

Amendments

         Subject to certain restrictions contained in the plan, the Board of Directors or the Committee may amend the plan in any respect, at any time, provided that no amendment may affect the rights of the holder of an award without his or her permission and such amendment must comply with applicable law and regulation.

Adjustments

         If there is any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or if an extraordinary capital distribution is made, including the payment of an extraordinary dividend, the Committee may make such adjustments to previously granted awards, to prevent dilution, diminution or enlargement of the rights of the holder. All awards under the plan will be binding upon any successors or assigns of the Company.

Nontransferability

         Unless the Committee determines otherwise, awards under the plan will not be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a domestic relations order. With the consent of the Committee, a recipient may permit transferability or assignment for valid estate planning purposes of a non-statutory stock option as permitted under the Internal Revenue Code or federal securities laws and a participant may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, if the participant dies.

Stockholder Approval, Effective Date of Plan and Regulatory Compliance

         The Incentive Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at the Company's annual meeting; or (ii) on December 1, 2000 if the Incentive Plan is approved by a majority of the votes cast at the annual meeting.

New Plan Benefits

         The Company anticipates that, following the effective date of the Incentive Plan, awards will be made to eligible directors, officers and employees at levels consistent with peer institutions and prevailing industry practices. However, as of the date of this proxy statement, no decisions have been made regarding the granting of any options or stock awards under the plan.

         The Board of Directors recommends that you vote "FOR" approval of the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan.

--------------------------------------------------------------------------------
                PROPOSAL 3-- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


         The Board of Directors has appointed KPMG LLP to be its auditors for the 2000 fiscal year, subject to the ratification by stockholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

         If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Company's Annual Report to Stockholders has been mailed to stockholders of record as of the close of business on April 14, 2000. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         A copy of the Company's Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC will be furnished without charge to stockholders as of the close of business on April 14, 2000 upon written request to Richard J. Moore, Corporate Secretary, American Financial Holdings, Inc., 102 West Main Street, New Britain, Connecticut 06051.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------


         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2001 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 25, 2000. If such Annual Meeting is held on a date more than 30 calendar days from June 5, 2001, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

         The Bylaws of the Company, a copy of which may be obtained from the Company, set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2001 Annual Meeting of Stockholders, the Company would have to receive notice of such business no later than January 26, 2001 assuming the 2001 Annual Meeting is held on April 26, 2001 and that the Company provides at least 100 days notice of the date of the meeting by mailing or public disclosure. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the U.S. Securities and Exchange Commission in effect at the time such proposal is received.

                       BY ORDER OF THE BOARD OF DIRECTORS
                       /s/ Richard J. Moore
                       Richard J. Moore
                       Corporate Secretary

New Britain, Connecticut
April 24, 2000

                                                                      APPENDIX A

                        AMERICAN FINANCIAL HOLDINGS, INC.
                         2000 STOCK-BASED INCENTIVE PLAN

1.       DEFINITIONS

         (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

         (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

         (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

         (d) "Bank" means American Savings Bank, a Connecticut-chartered savings bank.

         (e) "Board of Directors" means the board of directors of the Holding Company.

         (f) "Change in Control" of the Bank or the Holding Company shall mean an event of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a), with respect to the Bank, and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), with respect to the Holding Company, as in effect on the date of this Agreement; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of voting securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding voting securities or right to acquire such securities except for any voting securities of the Bank purchased by the Holding Company and any voting securities purchased by any employee benefit plan of the Holding Company or its Subsidiaries, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee solely composed of members which are Incumbent Board members, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs or is effectuated in which the Bank or Holding Company is not the resulting entity, or (D) a proxy statement has been distributed soliciting proxies from stockholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Holding Company then outstanding.


         (g) "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

         (i) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

         (j) "Date of Grant" means the effective date of an Award.

         (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his or her duties or responsibilities to the Holding Company or an Affiliate.

         (l) "Effective Date" means the earlier of the date that Plan is approved by shareholders or December 1, 2000, provided the Plan is approved only by a majority of the votes cast at the annual meeting.

         (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

         (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

         (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

             (i) If the Common Stock was traded on the date in question on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

           (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

         (q) "Holding Company" means American Financial Holdings, Inc., a Delaware corporation.

         (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

         (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

         (t) "Option" means an Incentive Stock Option or Non-Statutory Stock Option.

         (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

         (v) "Participant" means any person who holds an outstanding Award.

         (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

         (x) "Plan" means this American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan.

         (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

         (z) "Stock Award" means an Award granted to a Participant pursuant to
Section 8 of the Plan.

         (aa) "Termination for Cause" means termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any subsidiary of the Holding Company and a Participant.

         (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

         (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.       ADMINISTRATION

         (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested, that may grant Awards and administer the Plan with respect to Employees, Outside Directors, and other individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

         (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and (iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award
Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option;
(iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

         (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and (ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.       TYPES OF AWARDS

         The following Awards may be granted under the Plan:

         (a)      Non-Statutory Stock Options.
         (b)      Incentive Stock Options.
         (c)      Stock Awards.

4.       STOCK SUBJECT TO THE PLAN

         Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 4,041,954. Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 2,887,110. The number of the shares reserved for Stock Awards is 1,154,844. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.       ELIGIBILITY

         Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.       NON-STATUTORY STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Terms of Non-Statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

         (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this
Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (i) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, or (ii) a transfer for no consideration to: (a) any member of the Participant's Immediate Family; (b) any trust solely for the benefit of members of the Participant's Immediate Family;
(c) any partnership whose only partners are members of the Participant's Immediate Family; and (d) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family; or (iii) a transfer to the American Savings Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

         (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (e) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus.

         (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (g) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, whether such termination is actual, constructive, or otherwise, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

         (h) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (i) Payment. Payment due to a Participant upon the exercise of a Non-Statutory Stock Option shall be made in the form of shares of Common Stock.

         (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.       INCENTIVE STOCK OPTIONS

         The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

         (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

         (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his or her lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

         (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (f) Termination of Employment (Retirement). In the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year from the date of Retirement or, if sooner, until the expiration of the term of the Option; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Options shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director or director emeritus. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Option does not otherwise qualify as an Incentive Stock Option pursuant to Section 422 of the Code.

         (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period of one (1) year following the date of such termination, or, if sooner, until the expiration of the term of the Option.

         (h) Termination of Employment (Change in Control). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or service due to a Change in Control, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of one (1) year following the date of such termination.

         (i) Termination of Employment (Termination for Cause). Unless otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

         (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

         (k) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within 10 days of such disposition.

         (l) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

8.        STOCK AWARDS

         The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

         (a) Grants of the Stock Awards. Stock Awards may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

         (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, a Change in Control, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

         (d) Termination of Employment or Service (Retirement). In the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void; provided, however, that upon the Participant's Retirement, the Committee, in its discretion, may determine that all unvested Stock Awards shall continue to vest in accordance with the Award Agreement if the Participant is immediately engaged by the Holding Company or an Affiliate as a consultant or advisor or continues to serve the Holding Company or an Affiliate as a director, advisory director, or director emeritus.

         (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

         (f) Termination of Employment or Service (Change in Control). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to a Change in Control, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

         (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

         (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the American Financial Holdings, Inc. 2000 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and American Financial Holdings, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of American Financial Holdings, Inc. located at 102 West Main Street, New Britain, Connecticut 06051."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(h), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

         (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules provided that:

                  (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                  (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his or her lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

                  (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

         (k) Treatment of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan (or at such other time as the Committee may determine with respect to a Participant), such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or other distributions and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends or other distributions falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

         (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

         (m) Payment. Payment due to a Participant upon the redemption of a Stock Award shall be made in the form of shares of Common Stock.

9.       PERFORMANCE AWARDS

         (a) The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

         (b) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

         (c) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (d) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

         (e) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         (f) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.      DEFERRED PAYMENTS

         The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any payment under the Plan otherwise due upon exercise of an Option. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.      METHOD OF EXERCISE OF OPTIONS

         Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.      RIGHTS OF PARTICIPANTS

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.      DESIGNATION OF BENEFICIARY

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.      DILUTION AND OTHER ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; and

         (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

15.      TAXES

         (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan. Furthermore, Participants may direct the Committee to instruct the Trustee to sell shares of Common Stock to be delivered upon the payment of an Award to satisfy tax obligations.

         (b) If any disqualifying disposition described in Section 7(k) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in Section 6(c) is made, or any election described in Section 14 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

16.      NOTIFICATION UNDER SECTION 83(b)

         The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.      AMENDMENT OF THE PLAN AND AWARDS

         (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification or approval. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

         (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

         (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

                  (i) Allowing any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the Date of Grant.

                  (ii) Allowing the Exercise Price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

         (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interests accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interests accounting is available.

18.      EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective: (i) immediately upon the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders of the Holding Company; or (ii) on December 1, 2000 if the Plan is approved by only a majority of the votes cast at such meeting of stockholders.

19.      TERMINATION OF THE PLAN

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 of this Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW

         The Plan will be administered in accordance with the laws of the State of Delaware to the extent not pre-empted by applicable federal law.

21. TREATMENT OF UNVESTED, UNEXERCISED, OR NON-EXERCISABLE AWARDS UPON A CHANGE IN CONTROL

         In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

         (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan; or

         (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Awards granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

         (c) Replace the Awards with an immediate cash payment of equivalent value.

22.      COMPLIANCE WITH CONVERSION REGULATIONS

         Notwithstanding any other provision contained in this Plan:

         (a) Unless the Plan is approved by a majority vote of the outstanding shares of the Holding Company eligible to be cast at a meeting of stockholders to consider the Plan, as determined by Delaware law, the Plan and any Awards under the Plan shall not become effective or implemented prior to December 1, 2000;

         (b) No Options or Stock Awards granted to any individual Employee prior to the first anniversary of the Bank's conversion from the mutual to stock form ("Conversion") or December 1, 2000, may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (c) No Options or Stock Awards granted to any individual Outside Director prior to the first anniversary of the Bank's Conversion or December 1, 2000, may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

         (d) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to the first anniversary of the Bank's Conversion or December 1, 2000, may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

         (e) No Option granted prior to the first anniversary of the Bank's Conversion or December 1, 2000, may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.

                                 REVOCABLE PROXY
                        AMERICAN FINANCIAL HOLDINGS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                  June 5, 2000
                              10:00 a.m. Local Time
                         -------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the official proxy committee of American Financial Holdings, Inc. (the "Company"), consisting of Marie S. Gustin, Mark E. Karp and Steven T. Martin, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on June 5, 2000, at 10:00 a.m., Local Time, at the Hartford Marriott Farmington, 15 Farm Springs Road, Farmington, Connecticut and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

[x] Please mark your
    votes as in this
    example

         1. The election as directors of all nominees listed (except as marked to the contrary below):

  Nominees: Fred M. Hollfelder, Harry N. Mazadoorian, Jeffrey T. Witherwax

         FOR ALL                     WITHHOLD ALL

           [-]                           [-]

 INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

                                    FOR ALL
                                    EXCEPT

                                     [-]______________________________


         2. The approval of the American Financial Holdings, Inc., 2000 Stock-Based Incentive Plan

          FOR                   AGAINST                 ABSTAIN

          [-]                     [-]                     [-]

         3. The ratification of the appointment of the KPMG LLP as independent auditors of American Financial Holdings, Inc. for the fiscal year ending

          FOR                   AGAINST                 ABSTAIN

          [-]                     [-]                     [-]


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.


         This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

         The below signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated April 24, 2000 and an Annual Report to Stockholders.


                                               Dated:___________________________



                                               _________________________________
                                               SIGNATURE OF SHAREHOLDER



                                               _________________________________
                                               SIGNATURE OF CO-HOLDER (IF ANY)


         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.